                                                                   EXHIBIT 10.26

                         NON-TRANSFERABLE PAY-IN-KIND
                         ----------------------------
                      JUNIOR SUBORDINATED PROMISSORY NOTE
                      -----------------------------------

$205,257.00                                                    November 24, 1999
                                                              New York, New York

          FOR VALUE RECEIVED, the undersigned, PANOLAM INDUSTRIES HOLDINGS INC., a Delaware corporation (the "Maker"), promises to pay to STARGEN II, a Delaware limited liability company ("Payee"), at the offices of Latham & Watkins, 885 3rd Avenue, New York, New York, Attention: Office Manager, the principal sum TWO HUNDRED FIVE THOUSAND TWO HUNDRED FIFTY-SEVEN DOLLARS ($205,257.00), or such greater or lesser amount as may be outstanding hereunder in accordance with the terms hereof, together with interest on the principal amount hereof that is from time to time outstanding, from the date of this Junior Subordinated Promissory Note (this "Note") until such principal sum is paid in full, at a rate per annum equal to the Applicable Interest Rate (as defined below), in lawful money of the United States of America.

          This Note is one of the class of "Shareholder Notes" referred to, and as defined in, the Stock Purchase and Redemption Agreement dated as of October 14, 1999 (the "Stock Purchase Agreement") among the Shareholders and the Purchaser (both as therein defined) and the Maker.

                       ARTICLE I. - TERMS AND CONDITIONS
                       ---------------------------------

     1.01 Accrual and Calculation of Interest.
          -----------------------------------

          (a) Interest shall accrue on the outstanding principal balance of this Note at the Applicable Interest Rate in effect from time to time. Interest shall be computed hereunder based on a 365-day year (or a 366-day year in each leap year) and the actual number of days (including the first day and excluding the last day) occurring in the period for which interest is calculated.

          (b) As used herein, the "Applicable Interest Rate" shall mean an interest rate per annum equal to (x)(1) at all times prior to November 24, 2005, 12.00% and (2) on and after November 24, 2005, 14.00%, or (y) at all times after the redemption or repayment of all of the 11 1/2% Senior Subordinated Notes due 2009 issued by Panolam Industries International, Inc., a Delaware corporation and directly or indirectly a wholly-owned subsidiary of the Maker ("PII"), pursuant to an Indenture dated as of February 18, 1999 (as such Indenture may be amended, modified or supplemented from time to time, together with any document or instrument governing or evidencing any indebtedness incurred to refinance, in whole or in part, the Notes outstanding under such Indenture, the "Existing Indenture") under which State Street Bank and Trust Company is trustee, the rate otherwise applicable pursuant to clause (x) plus 2.00% per annum; provided, that if the Maker fails to make any payment in cash of interest or principal that it is required to make under Section 1.02(b) or (c) and which it is then permitted to make (and to fund which payment PII is permitted to make cash distributions in respect of its capital stock) under Article III and under the Credit Agreement (as hereinafter defined) and the Existing

Indenture, the "Applicable Interest Rate" shall be the rate otherwise applicable hereunder plus 2.00% per annum for so long as such default continues.

     1.02 Payments of Principal and Interest.
          ----------------------------------

          (a) Maker shall pay interest accruing under this Note, as follows: On April 15 in each calendar year (commencing April 15, 2001) occurring prior to the Maturity Date (as defined below) (each such date being referred to herein as a "Payment Date"), the Maker shall, subject to Section 1.02(b) and Article III, pay to the Payee all interest accrued under this Note at the Applicable Interest Rate during the immediately preceding calendar year (or, in the case of the Payment Date occurring on April 15, 200 1, from the date of this Note through December 31, 2000).

          (b) Notwithstanding Section 1.02(a), on any Payment Date, the Maker shall not be required to pay in cash interest accrued on this Note in the preceding calendar year (or, in the case of the first Payment Date, from the date of this Note to the end of the preceding calendar year) (x) to the extent that such accrued interest (together with such accrued interest on all other Shareholder Notes then outstanding) exceeds 25% of Excess Cash Flow (as defined in the Credit Agreement) for such preceding calendar year, or if greater, the percentage of such Excess Cash Flow that PII is permitted under the Credit Agreement to distribute, directly or indirectly, to the Maker for the purpose of paying such interest on the Shareholder Notes, or (y) to the extent that such accrued interest (together with such accrued interest on all other Shareholder Notes then outstanding) exceeds the amount of dividends in respect of PII capital stock that are then permitted to be paid under the Existing Indenture, or (z) if a Default or Event of Default (both as defined, respectively, in the Credit Agreement and the Existing Indenture) then exists under the Credit Agreement or the Existing Indenture. If the Maker is permitted to pay interest hereon in cash on any Payment Date, and all interest that is due on any Payment Date in respect of all Shareholder Notes then outstanding exceeds the lesser of the amounts described in clauses (x) and (y) of the preceding sentence, then the Maker shall pay in cash accrued interest in respect of all Shareholder Notes (including this Note) pro rata, on the basis of the respective principal amounts thereof outstanding on such Payment Date. Any interest hereon that is due on any Payment Date and is not paid in cash as a result of this Section 1.02(b) or
Article III shall be added, on such Payment Date, to the principal amount hereof and thereafter shall bear interest in accordance with Section 1.01 (a) hereof and be due and payable on the Maturity Date, unless prepaid prior thereto pursuant to Section 1.03.

          (c) In addition to payment of interest in accordance with Section 1.02(a) and (b) hereof, on each Payment Date occurring on or after the third anniversary of the date of this Note in respect of which the Leverage Ratio (as defined in the Credit Agreement) was less than 2.25 on the last day of the calendar year most recently ended prior to such Payment Date, the Maker shall, so long as no Default or Event of Default then exists under the Credit Agreement or the Existing Indenture and subject to Article III, prepay principal of this
Note in an amount equal to the product of (x) the difference between (i) the lesser of (A) 25% of Excess Cash Flow for the calendar year most recently ended prior to such Payment Date (or, if greater, the percentage of such Excess Cash Flow that PII then is permitted under the Credit Agreement to distribute to the

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holder of its capital stock for the purpose of indirectly funding payment of interest hereon and/or principal hereof), or (B) the amount of dividends in respect of PII capital stock that are then permitted to be paid under the Existing Indenture, less (ii) the aggregate amount of interest paid in cash in
                    ----
respect of all Shareholder Notes (including this Note) on such Payment Date, less (iii) aggregate principal amount of the Shareholder Notes prepaid by the
----
Maker pursuant to Section 1.03(a) prior to such Payment Date and on or after the next preceding Payment Date, multiplied by (y) a fraction, the numerator of
                             -------------
which is the outstanding principal amount of this Note and the denominator of which is the outstanding principal amount of all of the Shareholder Notes (including this Note), in each case on such Payment Date.

          (d) On the Maturity Date, the entire outstanding principal balance of this Note, together with all accrued and unpaid interest hereon, shall be due and payable in full. As used herein, the term "Maturity Date" shall mean February 16, 2009.

     1.03 Prepayment.
          ----------

          (a) The principal indebtedness evidenced by this Note may be prepaid, in whole or in part, at any time and from time to time, without premium or penalty.

          (b) The Maker shall, subject to Article III hereof and subject to the prior repayment of all Senior Debt (as hereinafter defined) or the consent of requisite lenders under the Credit Agreement, prepay the principal of this Note and pay all unpaid interest accrued hereon, upon the occurrence of a Change of Control. For purposes hereof, "Change of Control" means (A) the Maker shall at any time cease to own 100% of the capital stock of Panolam Group (as hereinafter defined) or (B) Panolam Group shall at any time cease to own 100% of the capital stock of Panolam Second (as hereinafter defined) or (C) Panolam Second shall at any time cease to own 100% of the capital stock of PII, or (D) Carlyle (as hereinafter defined) and its affiliates shall cease to own, directly or indirectly, at least 30% of the capital stock of the Maker or (E) any "Person" or "Group" (other than Carlyle and its affiliates) (as such terms are used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act")) is or shall become the "beneficial owner" (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of a greater percentage of the common or any other class of voting stock of the Maker than is owned by Carlyle and its affiliates at such time or (F) directors of the Maker nominated by Carlyle and its affiliates and the Independent Directors (as defined in the Credit Agreement) shall at any time cease to constitute at least 50% of the total number of directors of the Maker.

          (c) If this Note is prepaid, in whole or in part, on or before November 24, 2002, the Maker shall deposit such prepayment in an interest-bearing escrow account with a depository institution selected by it and reasonably acceptable to the holders of a majority in aggregate principal amount of the Shareholder Notes, subject to an escrow agreement that is reasonably satisfactory to the Maker and such holders, in respect of indemnification claims made by the Maker or any of its stockholders or other affiliates under the Stock Purchase Agreement.

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                       ARTICLE II. - COVENANTS; DEFAULTS
                       ---------------------------------

     2.01 Affirmative Covenants. For so long as any amount under this Note shall
          ---------------------
remain unpaid, the Maker will, unless the holders of a majority in aggregate principal amount of the Shareholder Notes (including this Note) shall otherwise consent in writing:

          (a)  Reporting.  If the Maker or any direct or indirect parent company
               ---------
of the Maker is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act (the "reporting requirements"), the Maker shall deliver to the Payee, on the date that it is required to file such documents with the Securities and Exchange Commission (the "Commission"), annual and quarterly reports as filed with the Commission, which reports include the consolidated financial information of the Maker and its subsidiaries. If neither the Maker nor any direct or indirect parent Company of the Maker is subject to the reporting requirements, the Maker shall deliver to the Payee, on the date that it would have been (if it were subject to such reporting requirements) required to file such documents with the Commission annual and quarterly financial statements and a management's discussion and analysis ("MD&A") substantially equivalent to the annual and quarterly financial statements and MD&A with respect to the Maker and its subsidiaries that would have been included in reports filed with the Commission if the Maker (or any direct or indirect parent company of the Maker) were subject to the reporting requirements.

          (b)  Business Operations.  Not engage in any business activity that is
               -------------------
not related to its direct or indirect ownership of capital stock of Panolam Group, Inc., a Delaware corporation and directly or indirectly a wholly-owned subsidiary of the Maker ("Panolam Group"), and its subsidiaries, or permit Panolam Group or its subsidiaries to engage in any material business activities other than the manufacture and sale of laminates, composites, related resin systems, engineered materials, building products and related products and operations. Subject to Section 2.02(a), nothing herein shall be construed to prohibit the Maker or any of its subsidiaries from incurring or performing any of their respective Obligations with respect to any Senior Debt.

          (c)  Redemption or Repayment of Senior Subordinated Notes. Upon the
               ----------------------------------------------------
redemption or repayment of all of the 11 1/2% Senior Subordinated Notes due 2009 issued by Panolam Industries International, Inc., the Maker will use its reasonable best efforts to repay in full this Note, to the extent permitted under the Credit Agreement.

     2.02 Negative Covenants. For so long as any amount under this Note shall
          ------------------
remain unpaid, the Maker will not, and will not permit Panolam Group or PII Second, Inc., a Delaware corporation and directly or indirectly a wholly-owned subsidiary of the Maker ("Panolam Second"), to, without the written consent of the holders of a majority in aggregate principal amount of the Shareholder Notes (including this Note):

          (a)  Debt.  Incur or assume, or permit Panolam Group or Panolam Second
               ----
to incur or assume, any indebtedness which ranks senior in right of payment to, or is pari passu with, this Note (excluding any guaranties of indebtedness under the Credit Agreement or other indebtedness that is pari passu therewith);

          (b)  Dividends, etc.  Declare or pay any dividend or make any other
               --------------
distribution on or in respect of any capital stock of the Maker or purchase, redeem or otherwise acquire for value (or permit any of its subsidiaries to do so) any capital stock of the Maker, now or hereafter outstanding, except that the Maker may (i) declare and pay any dividend or distribution in capital stock of the Maker, (ii) purchase, redeem or otherwise acquire any capital stock with the proceeds received from a substantially concurrent issue of capital stock or
(iii) purchase, redeem or otherwise acquire capital stock of the Maker from former employees of the Maker or any of its subsidiaries;

          (c)  Payments to Carlyle.  Except for the payment of fees, and
               -------------------
reimbursement of expenses, to TC Management Group, L.L.C., a Delaware limited liability company ("Carlyle"), under or as contemplated by the Management Agreement (as defined in the Credit Agreement), including, without limitation, management fees and fees for financial advisory services or investment banking services in connection with any merger or asset or stock disposition or acquisition or other similar transaction, make any payment to Carlyle or its affiliates; or

          (d)  Pledge of Capital Stock.  Pledge the shares of capital stock of
               -----------------------
Panolam Group owned by it, or permit Panolam Group or PII Second to pledge the shares of capital stock of PII Second or PII, respectively, owned by it, to any person to secure any debt or other obligation, other than as security for any guaranty of indebtedness under the Credit Agreement or other indebtedness that is pari passu therewith, or as security for any such indebtedness (it being understood that the respective Security Agreements (as defined in the Credit Agreement) providing for security in the shares of capital stock described above may, as agreed by the parties thereto, provide such priorities of distribution as may be agreed by the secured parties thereunder).

     2.03 Default. It is hereby expressly agreed that (x) if any payment of
          -------
principal or interest required under this Note is not made on or within ten (10) days after the date such payment is due (it being understood and agreed, however, that no grace period is provided for the payment of principal and interest due on the Maturity Date), or (y) the Maker fails to perform any of its obligations hereunder (other than its obligations referred to in clause (x)) and such failure continues for 30 days after it receives notice from holders of a majority in aggregate principal amount of Shareholder Notes (including this Note) then outstanding, then a default shall exist hereunder, and in such event, but subject to Section 3.04, the indebtedness evidenced hereby, and all unpaid interest accrued hereon, shall, at the option of Payee and upon five (5) business days prior written notice to Maker, be declared by the Payee to be immediately due and payable and may be collected forthwith unless such default does not continue to exist at the end of such five-day period. In the event this Note, or any part hereof, is collected by or through an attorney-at-law, Maker agrees to pay all costs of collection including, but not limited to, reasonable attorneys' fees and expenses.

                         ARTICLE III. - SUBORDINATION
                         ----------------------------

     3.01 Agreement to Subordinate. The Maker agrees, and the Payee (and each
          ------------------------
subsequent holder of this Note) by accepting this Note agrees, that the indebtedness evidenced by this Note is subordinated in right of payment, to the extent and in the manner provided in this Article III, to the prior payment in full in cash of all Senior Debt (whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed), and that the subordination is for the benefit of, and enforceable by, the holders of Senior Debt.

     3.02 Liquidation; Dissolution; Bankruptcy. Upon any payment or distribution
          ------------------------------------
of assets to creditors of the Maker in a liquidation or dissolution of the Maker or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Maker or its property, or in an assignment for the benefit of creditors or any marshaling of the Maker's assets and liabilities:

          (i) holders of Senior Debt shall be entitled to receive payment in full in cash of all Obligations (as hereinafter defined) due or to become due in respect of such Senior Debt (including interest after the commencement of any such proceeding at the rate specified in the applicable Senior Debt, whether or not a claim for such interest is allowed in such proceeding) before the Payee shall be entitled to receive any payment (whether in cash, property, securities or otherwise) with respect to the Note; and

          (ii) until all Obligations with respect to Senior Debt (as provided in clause (i) above) are paid in full in cash, any payment or distribution of assets of the Maker of any kind or character, whether in cash, property, securities or otherwise, to which the Payee would be entitled but for this
Article III shall be made directly to holders of Senior Debt as their interests may appear, or to their representatives.

          To the extent any payment of Senior Debt is declared to be fraudulent or preferential, set aside or required to be paid to a trustee, receiver or other similar party under any bankruptcy, insolvency, receivership or similar law, then if such payment is recovered by, or paid over to, such trustee, receiver or other similar party, the Senior Debt or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred.

     3.03 Default on Senior Debt.
          ----------------------

          (a) The Maker may not make any payment or distribution to the Payee in respect of obligations with respect to this Note and may not acquire from the Payee any interest in this Note, for cash, property, securities or otherwise, until all principal, interest and other Obligations with respect to the Senior Debt have been paid in full if a default or event of default with respect to Designated Senior Debt occurs and is continuing or would result from the making of the respective payment or distribution.

          (b) The Maker may and shall resume payments on and distributions in respect of this Note upon the date upon which all defaults as described in clause (a) above are cured or

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waived in accordance with the instruments governing such Designated Senior Debt, if this Article III otherwise permits the payment, distribution or acquisition at the time of such payment or acquisition.

     3.04 Acceleration of Note. The indebtedness evidenced by this Note shall
          --------------------
not be declared to be due and payable pursuant to Section 2.03 at any time that there is outstanding any Senior Debt until all of such Senior Debt has been indefeasibly paid in full. Furthermore, no holder of this Note shall, without the prior written consent of the holders of a majority of then outstanding Senior Debt, which consent may be withheld or conditioned by the holders of the Senior Debt in their sole discretion, commence or join or participate in any Enforcement Action (as hereinafter defined); provided that the foregoing shall not prohibit any holder of this Note from bringing action for the sole purpose of receiving payments on this Note which are required to be paid in accordance with the provisions of this Note (after giving effect to the limitations contained in this Note, including without limitation Section 1.02, 1.03 and
Article III hereof). The term "Enforcement Action" shall mean any acceleration of all or any part of this Note, any foreclosure proceeding, the exercise of any power of sale, the obtaining of a receiver, the suing on, or otherwise taking action to enforce the obligation of the Maker to pay any amounts relating to this Note, the exercising of any lien or rights of set-off or recoupment, the institution of any proceeding of the type described in Section 3.02 against the Maker or any of its subsidiaries, or the taking of any other Enforcement Action against any asset or property of the Maker or its subsidiaries, but shall not include commencement of an involuntary bankruptcy proceeding.

     3.05 Payment Over of Payments on Distributions. In the event that the Payee
          -----------------------------------------
receives any payment of any obligations with respect to the Note at a time when such payment was prohibited by Section 3.02 or 3.03(a), such payment shall be held by the Payee, in the trust for the benefit of, and shall be paid forthwith over and delivered, upon written request, to, the holders of Senior Debt as their interests may appear or their representative under the indenture or other agreement (if any) pursuant to which Senior Debt may have been issued, as their respective interests may appear, for application to the payment of all Obligations with respect to Senior Debt remaining unpaid to the extent necessary to pay such obligations in full in cash or cash equivalents in accordance with their terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt.

     3.06 Subrogation. After all Senior Debt is paid in full in cash and until
          -----------
this Note is paid in full, the Payee shall be subrogated (equally and ratably with each other holder of a Shareholder Note and all other indebtedness that is pari passu with the Shareholder Notes) to the rights of holders of Senior Debt to receive distributions applicable to Senior Debt to the extent that distributions otherwise payable to the Payee and other holders of Shareholder Notes have been applied to the payment of Senior Debt. A distribution made under this Article III to holders of Senior Debt that otherwise would have been made to holders of Shareholder Notes is not, as between the Maker and such holders, a payment by the Maker on the Shareholder Notes.

     3.07 Relative Rights. No right of any present or future holder of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Maker or by any act or failure to act by any such holder, or by any noncompliance by the Maker with the terms, provisions and covenants of this Article III, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

          Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Debt may, at any time and from time to time, without the consent of or notice to the Payee or the holders of the other Shareholder Notes, without incurring responsibility to the Payee or the holders of the other Shareholder Notes and without impairing or releasing the subordination provided in this Article III or the obligations hereunder of the Payee to the holders of Senior Debt, even if any right of reimbursement or subrogation or other right or remedy of the Payee any other holder of a Shareholder Note is affected, impaired or extinguished thereby, do any one or more of the following:

          (i) change the manner, place or terms of payment or charge or extend the time of payment of, or renew, exchange, amend, increase or alter, the terms of any Senior Debt, any security or therefor or guaranty thereof or any liability of any obligor thereon (including any guarantor) to such holder, or any liability incurred directly or indirectly in respect thereof or otherwise amend, renew, exchange, extend, modify, increase or supplement the same or any agreement under which Senior Debt is outstanding;

          (ii) sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any property pledged, mortgaged or otherwise securing Senior Debt or any liability of any obligor thereon, to such holder, or any liability incurred directly or indirectly in respect thereof;

          (iii) settle or compromise any Senior Debt or any other liability of any obligor of the Senior Debt to such holder or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including without limitation, Senior Debt) in any manner or order;

          (iv) fail to take or to record or otherwise perfect, for any reason or for no reason, any lien or security interest securing Senior Debt by whomsoever granted, exercise or delay in or refrain from exercising any right or remedy against any obligor or any guarantor or any other person, elect any remedy and otherwise deal freely with any obligor and any security for the Senior Debt or any liability of any obligor to such holder of any liability incurred directly or indirectly in respect thereof, and

          (v) take any other action which may, under applicable law, deprive the holder of this Note of any right of reimbursement or subrogation (including without limitations subrogation rights provided in Section 3.06).

     3.08 Amendments to Article III. The provisions of this Article III shall
          -------------------------
not be amended or modified in any manner adverse to holders of Senior Debt without the written consent of the holders of all Senior Debt (or by any specified percentage of holders of Senior Debt required to consent thereto as expressly set forth in the documentation relating to the specific issuance of Senior Debt).

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     3.09 Definitions.  For purposes of this Article III:
          -----------

          "Credit Agreement" means the Credit Agreement dated as of November 24,
           ----------------
1999, between Maker, Panolam Industries, Inc. (the "Borrower"), the lenders party thereto from time to time and Bankers Trust Company, as administrative agent, together with the related documents thereto (including, without limitation, any guarantee agreements and security documents), in each case as such agreements may be amended (including any amendment and restatement thereof), supplemented or otherwise modified from time to time, including any agreement extending the maturity of, refinancing, replacing or otherwise restructuring (including increasing the amount of available borrowings thereunder or adding subsidiaries of Maker as additional borrowers or guarantors thereunder) all or any portion of the Indebtedness under such agreement or any successor or replacement agreement and whether by the same or any other agent lender or group of lenders.

          "Currency Agreement" means any foreign exchange contract, currency
           ------------------
swap agreement or other similar agreement or arrangement.

          "Designated Senior Debt" means (1) Indebtedness under or in respect of
           ----------------------
the Credit Agreement and (2) any other Indebtedness constituting Senior Debt which, at the time of determination, has an aggregate principal amount of at least $25.0 million and is specifically designated in the instrument evidencing such Senior Debt as "Designated Senior Debt" by Maker or the Borrower.

          "Indebtedness" means with respect to any Person, without duplication:
           ------------

          (1) all indebtedness of such Person for borrowed money;

          (2) all indebtedness of such Person evidenced by bonds, debentures, notes or other similar instruments;

          (3) all capitalized lease obligations of such Person;

          (4) all obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations and all obligations under any title retention agreement (but excluding trade accounts payable and other accrued liabilities arising in the ordinary course of business that are note overdue by 90 days or more or are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted);

          (5) all obligations for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction;

          (6) guarantees and other contingent obligations in respect of Indebtedness referred to in clauses (1) through (5) above and clause (7) below; and

          (7) all obligations under Currency Agreements and Interest Swap Agreements of such Person.

          "Interest Swap Obligations" means the obligations of any Person
           -------------------------
pursuant to any arrangement with any other Person, whereby, directly or indirectly, such Person is entitled to receive from time to time periodic payments calculated by applying either a floating or a fixed rate of interest on a stated notional amount in exchange for periodic payments made by such other Person calculated by applying a fixed or a floating rate of interest on the same notional amount and shall also include, without limitation, interest rate swaps, caps, floors, collars and similar agreements.

          "Obligations" shall mean, with respect to any Indebtedness, all
           -----------
principal, interest, premium, penalties, fees, indemnities, damages and other liabilities and obligations payable under the documentation governing, or with respect to, such Indebtedness (including, without limitation all interest after the commencement of any bankruptcy, insolvency, receivership or similar proceeding at the rate provided in the governing documentation, whether or not such interest is an allowed claim in such proceeding).

          "Senior Debt" means the principal of, premium, if any, and interest
           -----------
(including any interest accruing subsequent to the filing of a petition of bankruptcy at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable law) on, and all Obligations relating to, any Indebtedness of the Maker, whether outstanding on the date of the issuance of this Note or thereafter created, incurred or assumed, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be senior in right of payment to the Notes. Without limiting the generality of the foregoing, "Senior Debt" shall also include the principal of, premium, if any, interest (including any interest accruing subsequent to the filing of a petition of bankruptcy at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable law) on, and all other amounts owing in respect of:

          (1) all monetary obligations of every nature of the Maker under, or with respect to, the Credit Agreement, including without limitation obligations to pay principal and interest, reimbursement obligations under letters of credit, fees, expenses and indemnities (and guarantees thereof);

          (2) all Interest Swap Obligations (and guarantees thereof); and

          (3) all obligations (and guarantees thereof) under Currency
     Agreements;

              in each case whether outstanding on the Issue Date or thereafter incurred. Notwithstanding the foregoing, "Senior Debt" shall not include:

          (1) any Indebtedness of the Maker to any of its subsidiaries;

          (2) Indebtedness to, or guaranteed on behalf of, any director, officer or employee of Maker of any of its subsidiaries (including, without limitation, amounts owed for compensation);

          (3) Indebtedness to trade creditors and other amounts incurred (not under the Credit Agreement) in connection with obtaining goods, materials or services;

          (4) any liability for taxes owed or owing by the Maker;

          (5) Indebtedness which, when incurred and without respect to any election under Section 1111 (b) of Title 11, United States Code, is without recourse to the Maker; and

          (6) any Indebtedness which is, by its express terms, subordinated in right of payment to any other Indebtedness of the Maker.

                       ARTICLE IV. - GENERAL CONDITIONS
                       --------------------------------

     4.01 No Waiver; Amendment. No extension of the time for the payment of this
          --------------------
Note or any installment due hereunder, made by agreement with any person now or hereafter liable for the payment of this Note shall operate to release, discharge, modify, change or affect the liability of Maker under this Note, either in whole or in part unless Payee agrees otherwise in writing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     4.02 Waivers. Presentment for payment, demand and protest are hereby waived
          -------
by Maker.

     4.03 Limit of Validity. The provisions of this Note are hereby expressly
          -----------------
limited so that in no contingency or event whatsoever, whether by reason of demand or acceleration of the maturity of this Note or otherwise, shall the amount paid, or agreed to be paid ("Interest") to the Payee for the use, forbearance or retention of money under this Note exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, performance or fulfillment of any provision hereof or of any agreement between the Maker and the Payee shall, at the time performance or fulfillment of such provision shall be due, exceed the limit for Interest prescribed by law or otherwise transcend the limit of validity prescribed by applicable law, then ipso facto the obligation to be performed or fulfilled shall be reduced to such limit and if, from any circumstance whatsoever, the Payee shall ever receive anything of value deemed Interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive Interest shall be applied to the reduction of the principal balance owing under this Note (whether or not then due) or at the option of the Payee be paid over to the Maker, and not to the payment of Interest. All Interest (including any amounts or payments deemed to be Interest) paid or agreed to be paid to the Payee shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal balance of this Note so that the Interest thereof for such full period will not exceed the maximum

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

amount permitted by applicable law. This Section 4.03 will control all agreements between the Maker and the Payee.

     4.04 SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.
          -------------------------------------------------

          (a) THE MAKER, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY (A) SUBMITS TO PERSONAL JURISDICTION IN THE STATE OF NEW YORK OVER ANY SUIT, ACTION OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THIS NOTE, (B) AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE BOROUGH OF MANHATTAN, NEW YORK COUNTY, NEW YORK AND (C) SUBMITS TO THE JURISDICTION OF SUCH COURTS. THE MAKER FURTHER CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, TO THE MAKER AT THE PAYMENT ADDRESS DESCRIBED ON THE FIRST PAGE HEREOF, AND CONSENTS AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE (BUT NOTHING HEREIN SHALL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY
LAW).

          (b) THE MAKER AND PAYEE, TO THE FULL EXTENT PERMITTED BY LAW, EACH HEREBY WAIVES, RELINQUISHES AND FOREVER FORGOES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF THIS NOTE.

     4.05 Governing Law. This Note shall be interpreted, construed and enforced
          -------------
according to the substantive laws of the State of New York.

     4.06 Assignment and Transfer. Neither this Note nor any interest herein
          -----------------------
shall be assigned or transferred, in whole or in part, by the Payee.

          IN WITNESS WHEREOF, the Maker has executed this Note as of the date first above written.

                              PANOLAM INDUSTRIES HOLDINGS INC.


                              By:_______________________________
                              Title:

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